UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2025

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 256 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2025, ADTRAN Holdings, Inc. (the “Company”), the Company’s wholly-owned direct subsidiary, ADTRAN, Inc. (the “US Borrower”), the Company’s non-wholly-owned direct subsidiary, Adtran Networks SE (the “German Borrower”), the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), entered into a Fifth Amendment to Credit Agreement (“Amendment No. 5”), which amends that certain Credit Agreement, dated as of July 18, 2022, by and among the Company, the US Borrower, the Administrative Agent, and the lenders party thereto (the “Original Credit Agreement”), as amended by the First Amendment to the Credit Agreement, dated August 9, 2023 (“Amendment No. 1”), the Second Amendment to the Credit Agreement, dated January 16, 2024 (“Amendment No. 2”), the Third Amendment to the Credit Agreement, dated March 12, 2024 (“Amendment No. 3”), and the Fourth Amendment to the Credit Amendment, dated June 4, 2024 (“Amendment No. 4” and, collectively with Amendment No. 1, Amendment No. 2, and Amendment No. 3, and Amendment No. 5, the “Credit Agreement Amendments”; and the Original Credit Agreement, as amended by the Credit Agreement Amendments, the “Amended Credit Agreement”).

Amendment No. 5, together with a substantially concurrent prepayment by the German Borrower of outstanding revolving loans under the German Borrower Sublimit (as defined in the Amended Credit Agreement) in the amount of $24.0 million, among other things, resulted in (i) a permanent partial reduction in the total commitments under the Amended Credit Agreement from $374.0 million to $350.0 million, (ii) a reduction of the German Borrower Sublimit from $74.0 million to $50.0 million, and (iii) a reduction of the German Commitment Reduction Threshold (as defined in the Amended Credit Agreement) to $25.0 million. The lenders also waived certain events of default related to among others, inaccuracies in the financial statements that were previously delivered to the lenders by the Company with respect to the fiscal quarters ended June 30, 2024 and September 30, 2024, and breaches of the Consolidated Fixed Charge Coverage Ratio (as defined in the Amended Credit Agreement) financial covenant for the fiscal quarters ended June 30, 2024 and September 30, 2024.

The foregoing summary of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1+

Fifth Amendment to Credit Agreement, dated as of May 6, 2025, by and among ADTRAN Holdings, Inc., ADTRAN, Inc., Adtran Networks SE, Wells Fargo Bank, National Association, and the lenders party thereto

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

+ Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN Holdings, Inc.

Date:	May 12, 2025	By:	/s/ Timothy Santo
Timothy Santo Senior Vice President of Finance and Chief Financial Officer